UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018 (December 18, 2018)

Datasea Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-202071	45-2019013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Xinghuo Rd

Changning Building, Suite 11D2E

Fengtai District

Beijing, P.R. China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86)10-58401996

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2018, Datasea Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with ViewTrade Securities Inc. (the “Representative”), as representative of the several underwriters named on Annex A thereto. The Underwriting Agreement provides for the offer and sale by the Company of 1,450,000 shares of common stock (the “Offering”). The Company has granted the underwriters a 45-day option to purchase up to an additional 217,500 shares of the common stock on the same terms. The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

On December 20, 2018, the Company and the Representative amended the Underwriting Agreement for the sole purpose of increasing the amount of Offering expenses of the Representative for which the Company is responsible from $150,000 to $175,000.

In connection with the Offering, and as a condition to the closing of the Offering, on December 18, 2018, Ms. Zhixin Liu, the Chief Executive  Officer and Chair of the Board of Directors of the Company, and Mr. Fu Liu, a director of the Company, entered into a share escrow agreement (the “Share Escrow Agreement”) with the Company, the Representative and West Coast Stock Transfer, Inc. (the “Share Escrow Agent”), which serves as the escrow agent for these purposes and is also the registrar and transfer agent for the Company’s common stock. Pursuant to the Share Escrow Agreement, Ms. Liu and Mr. Liu agreed to place a total of 14,250,000 shares of Company common stock into escrow with the Share Escrow Agent to be released back to them upon the Company satisfaction of certain milestones set forth in the Share Escrow Agreement.

In addition, and as a further condition to the closing of the Offering, on December 18, 2018, the Company entered into an indemnification escrow agreement (the “Indemnification Escrow Agreement”) with the Representative and Pearlman Law Group LLP (the “Indemnification Escrow Agent”) which serves as the escrow agent for these purposes. Pursuant to the Indemnification Escrow Agreement, the Company agreed to establish an escrow account in the United States and to fund such account with $600,000 from the Offering that may be utilized by the underwriters to fund any bona fide indemnification claims of the underwriters arising during an 18-month period following the offering, or longer if there is evidence that may reasonably result in us having to indemnify the underwriters, but in no event shall the funds be held in escrow for longer than two years following the offering. The escrow account will not be interest bearing, and we will be free to invest the assets in securities. All funds that are not subject to an indemnification claim will be returned to us after the applicable period expires.

On December 20, 2018, the Company, the Representative and the Indemnification Escrow Agent amended the Indemnification Escrow Agreement to provide that an additional $400,000 of the net Offering proceeds shall be deposited at the closing of the Offering with the Indemnification Escrow Agent, which funds shall be disbursed, upon joint written instruction from the Company and the Representative, to the Company, to an account designed in writing by the Company, within five business days after the Representative has confirmed receipt of a written legal opinion of DeHeng Law Offices, Chinese counsel to the Representative, addressed to the Representative, in form and substance reasonably satisfactory to the Representative, provided that if such legal opinion is substantially similar in all material respects to the written legal opinion provided to the Company by the Company’s Chinese counsel pursuant to Section 5(g) of the Underwriting Agreement, the legal opinion shall be deemed reasonably satisfactory to the Representative. The remaining escrowed funds shall continue to be held and disbursed in accordance with the Indemnification Escrow Agreement.

The Offering was made pursuant to a prospectus dated December 18, 2018. The common stock sold in the Offering is registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (Registration No. 333-221906), which was declared effective by the Securities and Exchange Commission at 4:30 PM Eastern Standard Time on December 18, 2018. The Offering closed on December 21, 2018.

The foregoing descriptions of the Underwriting Agreement (as amended), Share Escrow Agreement and Indemnification Escrow Agreement (as amended) do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement (as amended), Share Escrow Agreement and Indemnification Escrow Agreement  (as amended), copies of which are filed herewith as Exhibits 1.1, 1.2, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 19, 2018, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1. On December 21, 2018, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.2. The information furnished in Item 7.01, including Exhibit 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 18, 2018, by and between the Company and ViewTrade Securities, Inc.
1.2	Amendment to Underwriting Agreement, dated as of December 20, 2018, by and between the Company and ViewTrade Securities, Inc.
10.1	Share Escrow Agreement, dated as of December 18, 2018, by and among Zhixin Liu, Fu Liu, the Company, ViewTrade Securities, Inc. and West Coast Stock Transfer, Inc.
10.2	Indemnification Escrow Agreement, dated as of December 18, 2018, by and among the Company, ViewTrade Securities, Inc. and Pearlman Law Group LLP.
10.3	Amendment to Indemnification Escrow Agreement, dated as of December 20, 2018, by and among the Company, ViewTrade Securities, Inc. and Pearlman Law Group LLP.
99.1	Press Release, dated December 19, 2018.
99.2	Press Release, dated December 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2018	DATASEA INC.

	By:	/s/ Zhixin Liu
Name: Zhixin Liu
Title: Chief Executive Officer

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